UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2016

ZOSANO, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-179130	46-0525801
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

34790 Ardentech Court Fremont, CA 94555
(Address of principal executive offices) (Zip Code)

(510) 745-1200
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2016, Vikram Lamba resigned from the Board of Directors and as our Chief Executive Officer, President and Treasurer.

On February 3, 2016, our Board of Directors appointed Konstantinos Alataris, Ph.D., as our Chief Executive Officer, President and Treasurer.

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 3, 2016, stockholders holding a majority of our issued and outstanding stock, acting by written consent, elected Dr. Alataris as our sole director.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO, INC.

Dated: February 4, 2016	By:	/s/ Konstantinos Alataris
	Name:	Konstantinos Alataris
	Title:	President and Chief Executive Officer